Exhibit 99.2

Associated Estates Realty Corporation
First Quarter 2012
Earnings Release and Supplemental Financial Data

Dwell Vienna Metro
2975 Hunters Branch Road	Phone:	(866) 963-3172
Fairfax, VA 22031	Web Site:	www.dwellviennametro.com

For more information, please contact:
Jeremy Goldberg
(216) 797-8715

Associated Estates Realty Corporation
First Quarter 2012
Supplemental Financial Data

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995:  This news release contains forward-looking statements based on current judgments and knowledge of management, which are subject to certain risks, trends and uncertainties that could cause actual results to vary from those projected, including but not limited to, expectations regarding our 2012 performance, which are based on certain assumptions.  Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this news release.  These forward-looking statements are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The words "expects," "projects," "believes," "plans," "anticipates" and similar expressions are intended to identify forward-looking statements.  Investors are cautioned that our forward-looking statements involve risks and uncertainty that could cause actual results to differ from estimates or projections contained in these forward-looking statements, including without limitation the following: changes in the economic climate in the markets in which we own and manage properties, including interest rates, the overall level of economic activity, the availability of consumer credit and mortgage financing, unemployment rates and other factors; elimination or limitations to federal government support for Fannie Mae and/or Freddie Mac that might result in significantly reduced availability of mortgage financing sources as well as increases in interest rates for mortgage financing; our ability to refinance debt on favorable terms at maturity; risks of a lessening of demand for the multifamily units that we own; competition from other available multifamily units and changes in market rental rates; new acquisitions and/or development projects may fail to perform in accordance with our expectations; increases in property and liability insurance costs; unanticipated increases in real estate taxes and other operating expenses; weather conditions that adversely affect operating expenses; expenditures that cannot be anticipated such as utility rate and usage increases and unanticipated repairs; our inability to control operating expenses or achieve increases in revenue; shareholder ownership limitations that may discourage a takeover otherwise considered favorably by shareholders; the results of litigation filed or to be filed against us; changes in tax legislation; risks of personal injury claims and property damage related to mold claims that are not covered by our insurance; catastrophic property damage losses that are not covered by our insurance; our ability to acquire properties at prices consistent with our investment criteria; risks associated with property acquisitions such as failure to achieve expected results or matters not discovered in due diligence; risks related to the perception of residents and prospective residents as to the attractiveness, convenience and safety of our properties or the neighborhoods in which they are located; and construction and construction business risks, including, without limitation, rapid and unanticipated increases in prices of building materials and commodities.

Associated Estates Realty Corporation
First Quarter Earnings
ASSOCIATED ESTATES REALTY CORPORATION REPORTS FIRST QUARTER RESULTS
First Quarter Same Community Revenue up 5.9 Percent
First Quarter Same Community NOI up 9.4 Percent
Quarter-End Same Community Physical Occupancy 97.3 Percent

Cleveland, Ohio - April 24, 2012 - Associated Estates Realty Corporation (NYSE, NASDAQ: AEC) today reported financial results for the first quarter ended March 31, 2012. Funds from operations (FFO) for the first quarter of 2012 was $0.25 per common share (basic and diluted), compared with $0.23 per common share (basic and diluted), for the first quarter of 2011. FFO as adjusted for the first quarter of 2012 was $0.29 per common share (basic and diluted) after adjusting for $1.7 million of loan prepayment costs and a credit to expense of $279,000 for a refund of defeasance costs on a previously defeased loan. There were no adjustments in the first quarter of 2011.
Net loss applicable to common shares was $2.1 million or $0.05 per common share (basic and diluted) for the quarter ended March 31, 2012, compared with net loss applicable to common shares of $3.1 million or $0.07 per common share (basic and diluted) for the quarter ended March 31, 2011.
“Fundamentals for the apartment business are strong and continue to improve. Our first quarter results exceeded our internal expectations,” said Jeffrey I. Friedman, president and chief executive officer.
A reconciliation of net (loss) income attributable to the Company to FFO, and to FFO as adjusted, is included on page 10.
Same Community Portfolio Results
Net operating income (NOI) for the first quarter of 2012 for the Company's same community portfolio increased 9.4 percent when compared with the first quarter of 2011. Revenue increased 5.9 percent and property operating expenses increased 1.2 percent. Physical occupancy was 97.3 percent at the end of the first quarter of 2012 versus 95.9 percent at the end of the first quarter of 2011. Average monthly net rent collected per unit for the same community properties was $973 compared with $918 for the first quarter of 2011, a 6.0 percent increase.
Additional quarterly financial information, including performance by region for the Company's portfolio, is included on pages 15 through 22.

Capital Markets Activity
As previously announced, on January 12, 2012, the Company closed on a $350 million senior unsecured revolving credit facility.  This amended and restated credit facility replaced the Company's $250 million facility. The new facility has a four-year term, with a one-year extension option and provides for a lower credit spread.
During the quarter, the Company repaid seven property specific mortgage loans totaling $123.5 million, leaving the Company with no remaining debt maturities in 2012. These repayments were funded from the unsecured revolving credit facility. The seven properties securing these mortgages were added to the unencumbered pool resulting in 38 of the Company's 53 properties having no mortgage debt as of the date of this release. These 38 unencumbered properties generated approximately 62 percent of first quarter 2012 NOI.
Subsequent to quarter-end, the Company entered into a rate lock agreement with Fannie Mae on a property specific mortgage on Dwell Vienna Metro. The loan is expected to close on or about May 11, 2012 and the proceeds of $41.2 million will be used to reduce borrowings from the unsecured revolving credit facility. The loan has a ten year maturity, and is full term interest-only, with an interest rate of 3.68 percent.

Associated Estates Realty Corporation
First Quarter Earnings

Development Activity
As previously announced, on March 30, 2012, the Company purchased a development site in Bethesda, MD, which is currently a U.S. post office and distribution center. The Company plans to raze the building in June after the post office vacates and begin construction of 140 apartments, with 7,000 square feet of first floor retail. The property will be known as Dwell Bethesda and it is situated in a highly desirable residential location, in close proximity to the Red Line Metro and Bethesda Row.
Quarterly Dividend on Common Shares
The Company increased its dividend from $0.17 per share per quarter to $0.18 per share per quarter, effective with the dividend payable on May 1, 2012. This represents a 5.9 percent annualized increase to the dividend.
2012 Outlook
The Company reaffirmed its full year FFO as adjusted guidance range of $1.23 to $1.27 per common share (basic and diluted). Detailed assumptions relating to the Company's guidance can be found on page 24.
Conference Call
A conference call to discuss the results will be held on April 25, 2012 at 2:00 p.m. Eastern. To participate in the call:
Via Telephone: The dial-in number is 800-860-2442, and the passcode is “Estates.” The call will be archived through May 9, 2012. The dial-in number for the replay is 877-344-7529 and the conference number for the replay is 10011355.
Via the Internet (listen only): Access the Company's website at AssociatedEstates.com. Please log on at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software. Select the "Q1 2012 Earnings Webcast" link. The webcast will be archived for 90 days.

Associated Estates Realty Corporation
Financial and Operating Highlights
For the Three Months Ended March 31, 2012 and 2011
(Unaudited; in thousands, except per share and ratio data)

	Three Months Ended
	March 31,
OPERATING INFORMATION	2012	2011
Total revenue	$42,931	$42,254
Property revenue	$42,931	$37,582
Net (loss) income applicable to common shares	$(2,081)	$(3,082)
Per share - basic and diluted	$(0.05)	$(0.07)
Funds from Operations (FFO) (1)	$10,666	$9,518
FFO as adjusted (1)	$12,130	$9,518
FFO per share - basic and diluted	$0.25	$0.23
FFO as adjusted per share - basic and diluted	$0.29	$0.23
Funds Available for Distribution (FAD) (1)	$11,728	$8,955
Dividends per share	$0.17	$0.17
Payout ratio - FFO	68.0%	73.9%
Payout ratio - FFO as adjusted	58.6%	73.9%
Payout ratio - FAD	60.7%	77.3%
General and administrative expense	$4,369	$4,170
Development costs	$310	$74
Personnel - allocated	$1,007	$883
Costs associated with acquisitions	$—	$56
Interest expense (2)	$7,409	$7,250
Interest coverage ratio (3)	2.51:1	2.26:1
Fixed charge coverage ratio (4)	2.51:1	2.26:1
General and administrative expense to property revenue	10.2%	11.1%
Personnel - allocated to property revenue	2.3%	2.3%
Interest expense to property revenue	17.3%	19.3%
Property NOI (5)	$25,487	$21,726
ROA (6)	7.7%	7.3%
Same Community revenue increase	5.9%	3.4%
Same Community expense increase	1.2%	0.8%
Same Community NOI increase	9.4%	5.4%
Same Community operating margins	59.7%	57.8%

(1)	See page 10 for a reconciliation of net (loss) income attributable to AERC to these non-GAAP measurements and page 25 for our definition of these non-GAAP measurements.

(2)	Excludes amortization of financing fees of $680 for 2012 and $469 for 2011. The three months ended 2012 excludes $1.7 million of prepayment costs and $(279) for refunds on previously defeased loan.

(3)
Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs and excluding prepayment costs/refunds.  Individual line items in this calculation include results from discontinued operations where applicable.  See page 26 for a reconciliation of net (loss) income applicable to common shares to EBITDA and our definition of EBITDA.

(4)
Represents interest expense, including capitalized interest, and preferred stock dividend payment coverage, excluding prepayment costs/refunds. Individual line items in this calculation include discontinued operations where applicable.

(5)	See page 27 for a reconciliation of net (loss) income attributable to AERC to this non-GAAP measurement and our definition of this non-GAAP measurement.

(6)
ROA is calculated as trailing twelve month Property NOI divided by average gross real estate assets, excluding properties currently under development or held for sale.  Gross real estate assets for acquired properties are prorated based upon the percentage of time owned.

Associated Estates Realty Corporation
Financial and Operating Highlights
First Quarter 2012
(Unaudited; in thousands, except per share and ratio data)

	March 31,	December 31,
MARKET CAPITALIZATION DATA	2012	2011

Net real estate assets	$994,977	$986,834
Total assets	$1,029,471	$1,018,493

Debt	$687,110	$664,788
Noncontrolling redeemable interest	$3,095	$2,763
Total shareholders' equity attributable to AERC	$300,378	$308,793

Common shares outstanding	42,475	42,331
Share price, end of period	$16.34	$15.95

Total market capitalization	$1,381,152	$1,339,967

Undepreciated book value of real estate assets	$1,364,521	$1,345,439

Debt to undepreciated book value of real estate assets	50.4%	49.4%

Secured debt to undepreciated book value	26.4%	35.8%

Annual dividend (1)	$0.72	$0.68

Annual dividend yield based on share price, end of period	4.4%	4.3%

(1)	Dividend was increased from $0.17 per share per quarter to $0.18 per share per quarter effective with the dividend payable on May 1, 2012.

Associated Estates Realty Corporation
Financial and Operating Highlights
First Quarter 2012

		Number of
PORTFOLIO INFORMATION	Properties	Units	Average Age

Company Portfolio:
Same Community:
Midwest	32	7,198	20
Mid-Atlantic	9	2,803	11
Southeast	8	2,989	16
Southwest	1	222	13
Total Same Community	50	13,212	17

Acquisitions	3	696	11
Total Company Portfolio	53	13,908	17

Associated Estates Realty Corporation
Condensed Consolidated Balance Sheets
First Quarter 2012
(Unaudited; dollar amount in thousands)

	March 31,	December 31,
	2012	2011
ASSETS
Real estate assets
Investment in real estate	$1,351,178	$1,323,139
Construction in progress	13,343	22,300
Less: Accumulated depreciation	(369,544)	(358,605)
Net real estate	994,977	986,834
Cash and cash equivalents	6,602	4,328
Restricted cash	6,909	6,901
Other assets	20,983	20,430
Total assets	$1,029,471	$1,018,493

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage notes payable	$360,110	$481,788
Unsecured revolving credit facility	202,000	58,000
Unsecured term loan	125,000	125,000
Total debt	687,110	664,788
Accounts payable and other liabilities	38,888	42,149
Total liabilities	725,998	706,937

Noncontrolling redeemable interest	1,734	1,734

Equity
Common shares, without par value; $.10 stated value; 91,000,000 authorized; 46,570,763 issued and 42,475,459 and 42,330,899
outstanding at March 31, 2012 and December 31, 2011, respectively	4,657	4,657
Paid-in capital	583,673	583,172
Accumulated distributions in excess of accumulated net income	(238,365)	(228,545)
Accumulated other comprehensive loss	(382)	(405)
Less: Treasury shares, at cost, 4,095,304 and 4,239,864 shares
at March 31, 2012 and December 31, 2011, respectively	(49,205)	(50,086)
Total shareholders' equity attributable to AERC	300,378	308,793
Noncontrolling interest	1,361	1,029
Total equity	301,739	309,822
Total liabilities and equity	$1,029,471	$1,018,493

Associated Estates Realty Corporation
Consolidated Statement of Comprehensive Income
Three Months Ended March 31, 2012 and 2011
(Unaudited; dollar and share amounts in thousands)

	Three Months Ended
	March 31,
	2012	2011
REVENUE
Property revenue	$42,931	$37,582
Construction and other services	—	4,672
Total revenue	42,931	42,254

EXPENSES
Property operating and maintenance	17,444	15,856
Depreciation and amortization	13,231	12,746
Construction and other services	70	4,950
General and administrative	4,369	4,170
Development costs	310	74
Costs associated with acquisitions	—	56
Total expenses	35,424	37,852
Operating income	7,507	4,402
Interest expense	(9,553)	(7,719)
(Loss) income from continuing operations	(2,046)	(3,317)
(Loss) income from discontinued operations:
Operating income	—	248
Loss on disposition of properties	(40)	—
(Loss) income from discontinued operations	(40)	248
Net (loss) income	(2,086)	(3,069)
Net loss (income) attributable to noncontrolling interests	5	(13)
Net (loss) income attributable to AERC	$(2,081)	$(3,082)

Earnings per common share - basic and diluted:
(Loss) income from continuing operations	$(0.05)	$(0.08)
Income from discontinued operations	—	0.01
Net (loss) income	$(0.05)	$(0.07)

Other comprehensive income:
Change in fair value and reclassification of hedge instruments	$23	$—
Total comprehensive (loss) income attributable to AERC	$(2,058)	$(3,082)

Weighted average shares outstanding - basic and diluted	42,343	41,262

Associated Estates Realty Corporation
Reconciliation of Funds from Operations (FFO) and Funds Available for Distribution (FAD)
For the Three Months Ended March 31, 2012 and 2011
(In thousands; except per share data)

		Three Months Ended
		March 31,
		2012	2011
CALCULATION OF FFO AND FAD
Net (loss) income attributable to AERC		$(2,081)	$(3,082)

Add:	Depreciation - real estate assets	11,614	10,498
	Amortization of intangible assets	1,093	2,102
Less:	Loss on disposition of properties	40	—

	Funds from Operations (FFO) (1)	10,666	9,518

Add:	Prepayment costs	1,743	—
Less:	Refund of defeasance costs on previously defeased loan	(279)	—

	Funds from Operations as adjusted (1)	12,130	9,518

Add:	Depreciation - other assets	524	455
	Amortization of deferred financing fees	680	473
Less:	Recurring fixed asset additions (2)	(1,606)	(1,491)
	Funds Available for Distribution (FAD) (1)	$11,728	$8,955

Weighted average shares outstanding - basic and diluted (3)		42,343	41,262

PER SHARE INFORMATION:
FFO - basic and diluted		$0.25	$0.23
FFO as adjusted - basic and diluted		$0.29	$0.23
Dividends		$0.17	$0.17

Payout ratio - FFO		68.0%	73.9%
Payout ratio - FFO as adjusted		58.6%	73.9%
Payout ratio - FAD		60.7%	77.3%

(1)	See page 25 for our definition of these non-GAAP measurements. Individual line items included in FFO and FAD calculations include results from discontinued operations where applicable.

(2)	Fixed asset additions exclude development, investment, revenue enhancing and non-recurring capital additions.

(3)
The Company has excluded 499 and 452 common share equivalents from the three months ended March 31, 2012 and 2011, respectively, used in the computation of earnings per share and FFO per share, as they would be anti-dilutive to the loss from continuing operations.

Associated Estates Realty Corporation
Discontinued Operations (1)
Three Months Ended March 31, 2012 and 2011
(Unaudited; dollar amounts in thousands)

	Three Months Ended
	March 31,
	2012	2011
REVENUE
Property Revenue	$—	$1,110

EXPENSES
Property operating and maintenance	—	484
Depreciation and amortization	—	309
Total expenses	—	793
Operating income	—	317
Interest expense	—	(69)
Loss on disposition of properties	(40)	—
(Loss) income from discontinued operations	$(40)	$248

(1)
The Company reports the results of operations and gain/loss related to the sale of real estate assets as discontinued operations. Real estate assets that are classified as held for sale are also reported as discontinued operations. The Company generally classifies properties held for sale when all significant contingencies surrounding the closing have been resolved. In many transactions, these contingencies are not satisfied until the actual closing of the transaction. Interest expense included in discontinued operations is limited to interest on mortgage debt specifically associated with properties sold or classified as held for sale.

Included in the table above are two properties disposed of in 2011.

Associated Estates Realty Corporation
Development Pipeline
As of March 31, 2012
(Unaudited; dollar amounts in thousands)

This table includes forward-looking statements based on current judgments and current knowledge of management, which are subject to certain risks, trends and uncertainties that could cause results to vary from those projected.  Please see the paragraph on forward-looking statements on page 2 of this document for a list of risk factors.
Current Development

Total
			Budgeted			Estimated/Actual Dates for
Under	Ownership	Total	Capital	Cost to	Total	Construction	Initial	Construction	Stabilized
Construction	%	Units	Cost (1)	Date	Debt	Start	Occupancy	Completion	Operations (2)

Vista Germantown	90.0%	242	$35,300	$32,832	$16,818	Q4 2010	Q1 2012	Q2 2012	Q4 2012
Nashville, TN
Future Development Pipeline - Unimproved Land

			Estimated Number
Name	Location	Ownership %	of Units	Cost to Date

San Raphael Phase II	Dallas, Texas	100.0%	99	$1,169

Dwell Turtle Creek	Dallas, Texas	100.0%	TBD	$7,254

Dwell Bethesda	Bethesda, Maryland	97.0%	140	$12,860

(1)	Total budgeted capital cost represents estimated costs for projects under development inclusive of all capitalized costs in accordance with GAAP.

(2)	We define stabilized occupancy as the earlier of the attainment of 93.0% physical occupancy or one year after the completion of construction.

Associated Estates Realty Corporation
Overview of Operating Expenses Related to Repairs and Maintenance and Capitalized Expenditures
(In thousands; except estimated GAAP useful life and cost per unit)

		Three Months Ended
	Estimated	March 31, 2012
	GAAP Useful		Cost Per
	Life (Years)	Amount	Unit (1)
OPERATING EXPENSES RELATED TO REPAIRS AND MAINTENANCE
Repairs and maintenance (2)		$2,628	$189
Maintenance personnel labor cost (2)		1,939	139
Total Operating Expenses Related to Repairs and Maintenance		4,567	328

CAPITAL EXPENDITURES
Recurring Capital Expenditures (3)
Amenities	5	120	9
Appliances	5	306	22
Building improvements	14	131	9
Carpet and flooring	5	715	51
Office/Model	5	12	1
HVAC and mechanicals	15	193	14
Landscaping and grounds	14	76	6
Suite improvements	5	15	1
Total Recurring Capital Expenditures - Properties		1,568	113
Corporate capital expenditures		38	3
Total Recurring Capital Expenditures		1,606	116
Total Recurring Capital Expenditures and Repairs and Maintenance		$6,173	$444

Total Recurring Capital Expenditures		$1,606
Investment/Revenue Enhancing/Non-Recurring Expenditures (4)
Building improvements - unit upgrades	Various	126
Building improvements - other	20	49
Ground improvements	Various	35
Total Investment/Revenue Enhancing/Non-Recurring Expenditures		210
Grand Total Capital Expenditures		$1,816

(1)	Calculated using weighted average units owned during the three months ended March 31, 2012 of 13,908.

(2)	Included in property operating and maintenance expense in the Consolidated Statement of Comprehensive Income.

(3)	See page 27 for our definition of recurring fixed asset additions.

(4)	See page 27 for our definition of investment/revenue enhancing and/or non-recurring fixed asset additions.

Associated Estates Realty Corporation
Construction and Other Services, General and Administrative Expense, Development
Costs and Personnel - Allocated
For the Three Months Ended March 31, 2012 and 2011
(Unaudited; in thousands)

	Three Months Ended
	March 31,
	2012	2011
Construction and Other Services
Revenue	$—	$4,672
Expense	70	4,950
Construction and other services net (loss) income	$(70)	$(278)

General and Administrative, Development Costs
and Personnel - Allocated
General and administrative expense (1)	$4,369	$4,170
Development costs (1)	310	74
Personnel - allocated	1,007	883
Total expense	$5,686	$5,127

(1)	As reported per the Consolidated Statement of Comprehensive Income.

Associated Estates Realty Corporation
Same Community Data
Operating Results for the Last Five Quarters
(Unaudited; in thousands, except unit totals and per unit amounts)

	Quarter Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011

Property Revenue	$39,818	$39,092	$39,316	$38,484	$37,582
Property Operating and
Maintenance Expenses
Personnel - on site	3,878	3,600	3,484	3,477	3,659
Personnel - allocated	937	909	920	897	886
Advertising	423	413	426	416	396
Utilities	2,097	2,065	2,212	1,954	2,141
Repairs and maintenance	2,403	2,166	2,691	2,669	2,356
Real estate taxes and insurance	5,119	4,659	4,907	4,801	5,225
Other operating	1,194	1,330	1,340	1,298	1,193
Total Expenses	16,051	15,142	15,980	15,512	15,856

Property Net Operating Income	$23,767	$23,950	$23,336	$22,972	$21,726

Operating Margin	59.7%	61.3%	59.4%	59.7%	57.8%

Personnel - Allocated to
Property Revenue	2.4%	2.3%	2.3%	2.3%	2.4%

Total Number of Units	13,212	13,212	13,212	13,212	13,212

NOI Per Unit	$1,799	$1,813	$1,766	$1,739	$1,644

Average Net Rents Per Unit (1)	$1,025	$1,026	$1,011	$989	$980

Average Net Rent Collected Per Unit (2)	$973	$954	$956	$940	$918

Physical Occupancy - End of Period (3)	97.3%	95.2%	95.1%	96.8%	95.9%

(1)	Represents gross potential rents less concessions.

(2)	Represents gross potential rents less vacancies and concessions.

(3)	Is defined as number of units occupied divided by total number of units.

Associated Estates Realty Corporation
Same Community Data
As of March 31, 2012 and 2011
(Unaudited)

			Net Rent Collected			Net Rents			Average Rent			Physical		Turnover
			per Unit (1)			per Unit (2)			per Unit (3)			Occupancy (4)		Ratio (5)
	No. of	Average	Q1	Q1%		Q1	Q1%		Q1	Q1%		Q1	Q1	Q1	Q1
	Units	Age (6)	2012	2011	Change	2012	2011	Change	2012	2011	Change	2012	2011	2012	2011
Midwest Properties
Indiana	836	16	$858	$810	5.9%	$889	$854	4.1%	$923	$916	0.8%	98.0%	97.4%	44.0%	38.8%
Southeast Michigan	1,778	19	844	774	9.0%	876	817	7.2%	924	909	1.7%	97.6%	96.8%	39.1%	39.8%
Western Michigan	1,110	24	730	681	7.2%	752	713	5.5%	769	744	3.4%	98.5%	97.1%	41.4%	40.7%
Central Ohio	2,171	21	845	787	7.4%	883	834	5.9%	895	857	4.4%	98.7%	95.6%	42.7%	36.8%
Northeastern Ohio	1,303	17	1,003	939	6.8%	1,037	984	5.4%	1,058	1,032	2.5%	97.6%	97.5%	42.7%	44.8%
Total Midwest	7,198	20	857	798	7.4%	890	840	6.0%	915	891	2.7%	98.1%	96.7%	41.8%	39.8%

Mid-Atlantic Properties
Maryland	315	26	1,447	1,385	4.5%	1,514	1,443	4.9%	1,548	1,505	2.9%	96.8%	95.9%	36.8%	36.8%
Metro DC	352	26	1,289	1,219	5.7%	1,358	1,295	4.9%	1,372	1,342	2.2%	96.0%	96.6%	40.9%	29.5%
Northern Virginia	1,272	7	1,426	1,370	4.1%	1,520	1,443	5.3%	1,557	1,510	3.1%	96.2%	96.0%	52.5%	43.1%
Southeastern Virginia	864	6	1,116	1,058	5.5%	1,180	1,140	3.5%	1,225	1,218	0.6%	97.1%	95.6%	50.9%	56.0%
Total Mid-Atlantic	2,803	11	1,316	1,256	4.8%	1,394	1,331	4.7%	1,430	1,398	2.3%	96.5%	95.9%	48.5%	46.8%

Southeast Properties
Central Florida	288	9	993	937	6.0%	1,045	1,002	4.3%	1,136	1,144	(0.7)%	96.5%	96.2%	55.6%	52.8%
Southeast Florida	984	15	1,251	1,179	6.1%	1,316	1,285	2.4%	1,404	1,425	(1.5)%	97.0%	94.2%	52.8%	50.4%
Georgia	1,717	17	740	725	2.1%	827	824	0.4%	953	1,000	(4.7)%	95.5%	93.0%	52.4%	62.9%
Total Southeast	2,989	16	933	895	4.2%	1,009	993	1.6%	1,119	1,154	(3.0)%	96.1%	93.7%	52.9%	57.8%

Southwest Properties
Texas	222	13	910	852	6.8%	955	882	8.3%	1,036	1,027	0.9%	99.1%	100.0%	55.9%	23.4%
Total Southwest	222	13	910	852	6.8%	955	882	8.3%	1,036	1,027	0.9%	99.1%	100.0%	55.9%	23.4%

Total/Average Same
Community	13,212	17	$973	$918	6.0%	$1,025	$980	4.6%	$1,073	$1,060	1.2%	97.3%	95.9%	46.0%	45.1%

(1)	Represents gross potential rents less vacancies and concessions for all units divided by the number of units in a market.

(2)	Represents gross potential rents less concessions for all units divided by the number of units in a market.

(3)	Represents gross potential rents for all units divided by the number of units in a market.

(4)	Represents physical occupancy at the end of the quarter.

(5)	Represents the number of units turned over for the quarter, divided by the number of units in a market, annualized.

(6)	Age shown in years.

Associated Estates Realty Corporation
Sequential Property Revenue
For the Three Months Ended March 31, 2012 and December 31, 2011
(Unaudited; in thousands, except unit totals)

		Q1	Q4	Q1	Q4
	No. of	Physical	Physical	2012	2011	Increase/	%
Property Revenue	Units	Occupancy (1)	Occupancy (1)	Revenue	Revenue	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	98.0%	97.7%	$2,233	$2,202	$31	1.4%
Southeast Michigan	1,778	97.6%	97.0%	4,663	4,607	56	1.2%
Western Michigan	1,110	98.5%	97.9%	2,599	2,559	40	1.6%
Central Ohio	2,171	98.7%	95.3%	5,689	5,595	94	1.7%
Northeastern Ohio	1,303	97.6%	96.2%	4,039	3,971	68	1.7%
Total Midwest Properties	7,198	98.1%	96.6%	19,223	18,934	289	1.5%

Mid-Atlantic Properties
Maryland	315	96.8%	96.5%	1,394	1,348	46	3.4%
Metro DC	352	96.0%	95.5%	1,383	1,363	20	1.5%
Northern Virginia	1,272	96.2%	95.5%	5,593	5,616	(23)	(0.4)%
Southeastern Virginia	864	97.1%	95.1%	2,968	2,914	54	1.9%
Total Mid-Atlantic Properties	2,803	96.5%	95.5%	11,338	11,241	97	0.9%

Southeast Properties
Central Florida	288	96.5%	96.9%	880	877	3	0.3%
Southeast Florida	984	97.0%	95.8%	3,804	3,729	75	2.0%
Georgia	1,717	95.5%	87.8%	3,951	3,700	251	6.8%
Total Southeast Properties	2,989	96.1%	91.3%	8,635	8,306	329	4.0%

Southwest Properties
Texas	222	99.1%	97.3%	622	611	11	1.8%
Total Southwest Properties	222	99.1%	97.3%	622	611	11	1.8%
Total Same Community	13,212	97.3%	95.2%	39,818	39,092	726	1.9%

Acquisitions (2)
Southeast Florida	222	95.5%	95.0%	858	786	72	9.2%
Metro DC	250	94.0%	96.0%	1,465	1,459	6	0.4%
Texas	224	96.0%	96.0%	655	546	109	20.0%

Development
Tennessee	N/A	N/A	N/A	135	2	133	6,650.0%

Total Property Revenue	13,908	97.2%	95.2%	$42,931	$41,885	$1,046	2.5%

(1)	Represents physical occupancy at the end of the quarter.

(2)	We define acquisition properties as acquired properties which have been owned less than one year.

Associated Estates Realty Corporation
Sequential Property Operating Expenses
For the Three Months Ended March 31, 2012 and December 31, 2011
(Unaudited; in thousands, except unit totals)

		Q1	Q4	Q1	Q4
	No. of	Physical	Physical	2012	2011	Increase/	%
Property Operating Expenses	Units	Occupancy (1)	Occupancy (1)	Expenses	Expenses	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	98.0%	97.7%	$863	$824	$39	4.7%
Southeast Michigan	1,778	97.6%	97.0%	1,924	1,787	137	7.7%
Western Michigan	1,110	98.5%	97.9%	1,139	1,057	82	7.8%
Central Ohio	2,171	98.7%	95.3%	2,476	2,326	150	6.4%
Northeastern Ohio	1,303	97.6%	96.2%	1,523	1,427	96	6.7%
Total Midwest Properties	7,198	98.1%	96.6%	7,925	7,421	504	6.8%

Mid-Atlantic Properties
Maryland	315	96.8%	96.5%	487	497	(10)	(2.0)%
Metro DC	352	96.0%	95.5%	419	359	60	16.7%
Northern Virginia	1,272	96.2%	95.5%	1,867	1,788	79	4.4%
Southeastern Virginia	864	97.1%	95.1%	1,015	955	60	6.3%
Total Mid-Atlantic Properties	2,803	96.5%	95.5%	3,788	3,599	189	5.3%

Southeast Properties
Central Florida	288	96.5%	96.9%	360	329	31	9.4%
Southeast Florida	984	97.0%	95.8%	1,673	1,524	149	9.8%
Georgia	1,717	95.5%	87.8%	2,022	2,033	(11)	(0.5)%
Total Southeast Properties	2,989	96.1%	91.3%	4,055	3,886	169	4.3%

Southwest Properties
Texas	222	99.1%	97.3%	283	236	47	19.9%
Total Southwest Properties	222	99.1%	97.3%	283	236	47	19.9%
Total Same Community	13,212	97.3%	95.2%	16,051	15,142	909	6.0%

Acquisitions (2)
Southeast Florida	222	95.5%	95.0%	404	408	(4)	(1.0)%
Metro DC	250	94.0%	96.0%	541	486	55	11.3%
Texas	224	96.0%	96.0%	335	258	77	29.8%

Development
Tennessee	N/A	N/A	N/A	113	103	10	9.7%

Total Property Operating Expenses	13,908	97.2%	95.2%	$17,444	$16,397	$1,047	6.4%

(1)	Represents physical occupancy at the end of the quarter.

(2)	We define acquisition properties as acquired properties which have been owned less than one year.

Associated Estates Realty Corporation
Sequential Property Net Operating Income (Property NOI)
For the Three Months Ended March 31, 2012 and December 31, 2011
(Unaudited; in thousands, except unit totals)

		Q1	Q4	Q1	Q4
	No. of	Physical	Physical	2012	2011	Increase/	%
Property NOI (1)	Units	Occupancy (2)	Occupancy (2)	NOI	NOI	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	98.0%	97.7%	$1,370	$1,378	$(8)	(0.6)%
Southeast Michigan	1,778	97.6%	97.0%	2,739	2,820	(81)	(2.9)%
Western Michigan	1,110	98.5%	97.9%	1,460	1,502	(42)	(2.8)%
Central Ohio	2,171	98.7%	95.3%	3,213	3,269	(56)	(1.7)%
Northeastern Ohio	1,303	97.6%	96.2%	2,516	2,544	(28)	(1.1)%
Total Midwest Properties	7,198	98.1%	96.6%	11,298	11,513	(215)	(1.9)%

Mid-Atlantic Properties
Maryland	315	96.8%	96.5%	907	851	56	6.6%
Metro DC	352	96.0%	95.5%	964	1,004	(40)	(4.0)%
Northern Virginia	1,272	96.2%	95.5%	3,726	3,828	(102)	(2.7)%
Southeastern Virginia	864	97.1%	95.1%	1,953	1,959	(6)	(0.3)%
Total Mid-Atlantic Properties	2,803	96.5%	95.5%	7,550	7,642	(92)	(1.2)%

Southeast Properties
Central Florida	288	96.5%	96.9%	520	548	(28)	(5.1)%
Southeast Florida	984	97.0%	95.8%	2,131	2,205	(74)	(3.4)%
Georgia	1,717	95.5%	87.8%	1,929	1,667	262	15.7%
Total Southeast Properties	2,989	96.1%	91.3%	4,580	4,420	160	3.6%

Southwest Properties
Texas	222	99.1%	97.3%	339	375	(36)	(9.6)%
Total Southwest Properties	222	99.1%	97.3%	339	375	(36)	(9.6)%
Total Same Community	13,212	97.3%	95.2%	23,767	23,950	(183)	(0.8)%

Acquisitions (3)
Southeast Florida	222	95.5%	95.0%	454	378	76	20.1%
Metro DC	250	94.0%	96.0%	924	973	(49)	(5.0)%
Texas	224	96.0%	96.0%	320	288	32	11.1%

Development
Tennessee	N/A	N/A	N/A	22	(101)	123	121.8%
Total Property NOI	13,908	97.2%	95.2%	$25,487	$25,488	$(1)	0.0%

(1)	See page 27 for a reconciliation of net (loss) income attributable to AERC to this non-GAAP measurement and for our definition of this non-GAAP measurement.

(2)	Represents physical occupancy at the end of the quarter.

(3)	We define acquisition properties as acquired properties which have been owned less than one year.

Associated Estates Realty Corporation
First Quarter Property Revenue
For the Three Months Ended March 31, 2012 and 2011
(Unaudited; in thousands, except unit totals)

		2012	2011	Q1	Q1
	No. of	Physical	Physical	2012	2011	Increase/	%
Property Revenue	Units	Occupancy (1)	Occupancy (1)	Revenue	Revenue	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	98.0%	97.4%	$2,233	$2,096	$137	6.5%
Southeast Michigan	1,778	97.6%	96.8%	4,663	4,285	378	8.8%
Western Michigan	1,110	98.5%	97.1%	2,599	2,397	202	8.4%
Central Ohio	2,171	98.7%	95.6%	5,689	5,311	378	7.1%
Northeastern Ohio	1,303	97.6%	97.5%	4,039	3,795	244	6.4%
Total Midwest Properties	7,198	98.1%	96.7%	19,223	17,884	1,339	7.5%

Mid-Atlantic Properties
Maryland	315	96.8%	95.9%	1,394	1,334	60	4.5%
Metro DC	352	96.0%	96.6%	1,383	1,311	72	5.5%
Northern Virginia	1,272	96.2%	96.0%	5,593	5,396	197	3.7%
Southeastern Virginia	864	97.1%	95.6%	2,968	2,821	147	5.2%
Total Mid-Atlantic Properties	2,803	96.5%	95.9%	11,338	10,862	476	4.4%

Southeast Properties
Central Florida	288	96.5%	96.2%	880	834	46	5.5%
Southeast Florida	984	97.0%	94.2%	3,804	3,573	231	6.5%
Georgia	1,717	95.5%	93.0%	3,951	3,851	100	2.6%
Total Southeast Properties	2,989	96.1%	93.7%	8,635	8,258	377	4.6%

Southwest Properties
Texas	222	99.1%	100.0%	622	578	44	7.6%
Total Southwest Properties	222	99.1%	100.0%	622	578	44	7.6%
Total Same Community	13,212	97.3%	95.9%	39,818	37,582	2,236	5.9%

Acquisitions (2)
Southeast Florida	222	95.5%	N/A	858	N/A	858	N/A
Metro DC	250	94.0%	N/A	1,465	N/A	1,465	N/A
Texas	224	96.0%	N/A	655	N/A	655	N/A

Development
Tennessee	N/A	N/A	N/A	135	N/A	135	N/A

Total Property Revenue	13,908	97.2%	95.9%	$42,931	$37,582	$5,349	14.2%

(1)	Represents physical occupancy at the end of the quarter.

(2)	We define acquisition properties as acquired properties which have been owned less than one year.

Associated Estates Realty Corporation
First Quarter Property Operating Expenses
For the Three Months Ended March 31, 2012 and 2011
(Unaudited; in thousands, except unit totals)

		2012	2011	Q1	Q1
	No. of	Physical	Physical	2012	2011	Increase/	%
Property Operating Expenses	Units	Occupancy (1)	Occupancy (1)	Expenses	Expenses	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	98.0%	97.4%	$863	$876	$(13)	(1.5)%
Southeast Michigan	1,778	97.6%	96.8%	1,924	1,998	(74)	(3.7)%
Western Michigan	1,110	98.5%	97.1%	1,139	1,143	(4)	(0.3)%
Central Ohio	2,171	98.7%	95.6%	2,476	2,346	130	5.5%
Northeastern Ohio	1,303	97.6%	97.5%	1,523	1,505	18	1.2%
Total Midwest Properties	7,198	98.1%	96.7%	7,925	7,868	57	0.7%

Mid-Atlantic Properties
Maryland	315	96.8%	95.9%	487	498	(11)	(2.2)%
Metro DC	352	96.0%	96.6%	419	406	13	3.2%
Northern Virginia	1,272	96.2%	96.0%	1,867	2,003	(136)	(6.8)%
Southeastern Virginia	864	97.1%	95.6%	1,015	939	76	8.1%
Total Mid-Atlantic Properties	2,803	96.5%	95.9%	3,788	3,846	(58)	(1.5)%

Southeast Properties
Central Florida	288	96.5%	96.2%	360	323	37	11.5%
Southeast Florida	984	97.0%	94.2%	1,673	1,511	162	10.7%
Georgia	1,717	95.5%	93.0%	2,022	2,018	4	0.2%
Total Southeast Properties	2,989	96.1%	93.7%	4,055	3,852	203	5.3%

Southwest Properties
Texas	222	99.1%	100.0%	283	290	(7)	(2.4)%
Total Southwest Properties	222	99.1%	100.0%	283	290	(7)	(2.4)%
Total Same Community	13,212	97.3%	95.9%	16,051	15,856	195	1.2%

Acquisitions (2)
Southeast Florida	222	95.5%	N/A	404	N/A	404	N/A
Metro DC	250	94.0%	N/A	541	N/A	541	N/A
Texas	224	96.0%	N/A	335	N/A	335	N/A

Development
Tennessee	N/A	N/A	N/A	113	N/A	113	N/A

Total Property Operating Expenses	13,908	97.2%	95.9%	$17,444	$15,856	$1,588	10.0%

(1)	Represents physical occupancy at the end of the quarter.

(2)	We define acquisition properties as acquired properties which have been owned less than one year.

Associated Estates Realty Corporation
First Quarter Property Net Operating Income (Property NOI)
For the Three Months Ended March 31, 2012 and 2011
(Unaudited; in thousands, except unit totals)

		2012	2011	Q1	Q1
	No. of	Physical	Physical	2012	2011	Increase/	%
Property NOI (1)	Units	Occupancy (2)	Occupancy (2)	NOI	NOI	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	98.0%	97.4%	$1,370	$1,220	$150	12.3%
Southeast Michigan	1,778	97.6%	96.8%	2,739	2,287	452	19.8%
Western Michigan	1,110	98.5%	97.1%	1,460	1,254	206	16.4%
Central Ohio	2,171	98.7%	95.6%	3,213	2,965	248	8.4%
Northeastern Ohio	1,303	97.6%	97.5%	2,516	2,290	226	9.9%
Total Midwest Properties	7,198	98.1%	96.7%	11,298	10,016	1,282	12.8%

Mid-Atlantic Properties
Maryland	315	96.8%	95.9%	907	836	71	8.5%
Metro DC	352	96.0%	96.6%	964	905	59	6.5%
Northern Virginia	1,272	96.2%	96.0%	3,726	3,393	333	9.8%
Southeastern Virginia	864	97.1%	95.6%	1,953	1,882	71	3.8%
Total Mid-Atlantic Properties	2,803	96.5%	95.9%	7,550	7,016	534	7.6%

Southeast Properties
Central Florida	288	96.5%	96.2%	520	511	9	1.8%
Southeast Florida	984	97.0%	94.2%	2,131	2,062	69	3.3%
Georgia	1,717	95.5%	93.0%	1,929	1,833	96	5.2%
Total Southeast Properties	2,989	96.1%	93.7%	4,580	4,406	174	3.9%

Southwest Properties
Texas	222	99.1%	100.0%	339	288	51	17.7%
Total Southwest Properties	222	99.1%	100.0%	339	288	51	17.7%
Total Same Community	13,212	97.3%	95.9%	23,767	21,726	2,041	9.4%

Acquisitions (3)
Southeast Florida	222	95.5%	N/A	454	N/A	454	N/A
Metro DC	250	94.0%	N/A	924	N/A	924	N/A
Texas	224	96.0%	N/A	320	N/A	320	N/A

Development
Tennessee	N/A	N/A	N/A	22	N/A	22	N/A

Total Property NOI	13,908	97.2%	95.9%	$25,487	$21,726	$3,761	17.3%

(1)	See page 27 for a reconciliation of net (loss) income attributable to AERC to this non-GAAP measurement and for our definition of this non-GAAP measurement.

(2)	Represents physical occupancy at the end of the quarter.

(3)	We define acquisition properties as acquired properties which have been owned less than one year.

Associated Estates Realty Corporation
Debt Structure
As of March 31, 2012
(Dollar amounts in thousands)

	Balance	Percentage	Weighted
	Outstanding	of	Average
	March 31, 2012	Total Debt	Interest Rate
Fixed Rate Debt:
Secured	$309,713	45.1%	5.5%
Total Fixed Rate Debt	309,713	45.1%	5.5%

Variable Rate Debt Hedged:
Secured (1)	33,579	4.9%	4.7%
Unsecured (2)	125,000	18.2%	2.1%
Total Variable Rate Debt Hedged	158,579	23.1%	2.6%

Variable Rate Debt Unhedged:
Secured	16,818	2.4%	3.5%
Unsecured	202,000	29.4%	1.9%
Total Variable Rate Debt Unhedged	218,818	31.8%	2.0%

Total Debt	$687,110	100.0%	3.7%

Interest coverage ratio (3)	2.51:1
Fixed charge coverage ratio (4)	2.51:1
Weighted average maturity	3.8 years

Scheduled Principal Maturities:	Secured	Unsecured	Total
2012 (5)	$—	$—	$—
2013	148,419	—	148,419
2014	44,538	—	44,538
2015	20,578	—	20,578
2016	50,189	327,000	377,189
Thereafter	96,386	—	96,386
Total	$360,110	$327,000	$687,110

Percentage of Total	52.4%	47.6%	100.0%

(1)	Subject to an interest rate cap of 6.9% for the life of the loan.

(2)
The Company entered into a forward starting swap in December 2011 fixing the rate beginning in June 2013 for the duration of its maturity at a rate of 1.26% plus the credit spread which is currently 1.80%, or an all-in rate of 3.06%.

(3)
Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs and excluding prepayment costs/refunds.  See page 26 for a reconciliation of net (loss) income available to common shares to EBITDA and our definition of EBITDA.

(4)
Represents interest expense, including capitalized interest and preferred stock dividend payment coverage, excluding costs/refunds. Individual line items in this calculation include discontinued operations where applicable.

(5)	Scheduled principal maturities of $79.8 million were prepaid during the quarter ended March 31, 2012.

Associated Estates Realty Corporation
2012 Financial Outlook
As of April 24, 2012
This table includes forward-looking statements based on current judgments and current knowledge of management, which are subject to certain risks, trends and uncertainties that could cause results to vary from those projected.  Please see the paragraph on forward-looking statements on page 2 of this document for a list of risk factors.

Earnings Guidance Per Common Share
Expected net income attributable to AERC	$0.58 to $0.62
Expected real estate depreciation and amortization	1.18
Expected gains on disposition of properties	--0.56
Expected Funds from Operations (1)	$1.20 to $1.24
Expected prepayment and other costs associated with debt repayments, net	0.03
Expected Funds from Operations as adjusted (1)	$1.23 to $1.27

Same Community Portfolio
Revenue growth	4.0% to 5.0%
Expense growth	2.0% to 3.0%
Property NOI (2) growth	5.0% to 6.0%

Transactions
Acquisitions	$0.0 to $150.0 million
Dispositions	$50.0 to $75.0 million
Development	$40.0 to $60.0 million

Corporate Expenses
General and administrative expense	$16.4 to $16.8 million
Development costs	$1.0 to $1.2 million
Costs associated with acquisitions	$0.0 to $0.5 million

Debt
Capitalized interest	$1.0 to $1.5 million
Expensed interest (excluding prepayment costs and defeasance refund)(3)	$30.9 to $31.5 million

Capital Structure (4)
Weighted average shares outstanding	42.6 million

(1)	See page 25 for our definition of this non-GAAP measurement.

(2)	See page 27 for our definition of this non-GAAP measurement.

(3)	Includes $2.1 million of deferred financing costs.

(4)	Earnings guidance reflects no common share issuances.

Associated Estates Realty Corporation
Definitions of Non-GAAP Financial Measures
The foregoing supplemental financial data includes certain non-GAAP financial measures that we believe are helpful in understanding our business, as further described below.  Our definition and calculation of these non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable.
Funds from Operations ("FFO")
We define FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT").  This definition includes all operating results, both recurring and non-recurring, except those results defined as "extraordinary items" under GAAP, adjusted for depreciation on real estate assets and amortization of intangible assets, excludes impairment write-downs of depreciable real estate, gains on insurance recoveries and gains and losses from the disposition of properties and land.  FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.  We generally consider FFO to be a useful measure for reviewing our comparative operating and financial performance because FFO can help one compare the operating performance of a company's real estate between periods or as compared to different REITs.
Funds from Operations ("FFO") as Adjusted
We define FFO as adjusted as FFO, as defined above, excluding $1.7 million of prepayment penalties associated with debt repayments and $(279) of refunds for a previously defeased loan. In accordance with GAAP, these prepayment penalties and refunds on the previously defeased loan are included in interest expense in the Company's Consolidated Statement of Comprehensive Income. We are providing this calculation as an alternative FFO calculation as we consider it a more appropriate measure of comparing the operating performance of a company's real estate between periods or as compared to different REITs.
Funds Available for Distribution ("FAD")
We define FAD as FFO as adjusted, as defined above, plus depreciation other and amortization of deferred financing fees less recurring fixed asset additions.  Fixed asset additions exclude development, investment, revenue enhancing and non-recurring capital additions.  We consider FAD to be an appropriate supplemental measure of the performance of an equity REIT because, like FFO and FFO as adjusted, it captures real estate performance by excluding gains or losses from the disposition of properties and land and depreciation on real estate assets and amortization of intangible assets.  Unlike FFO and FFO as adjusted, FAD also reflects the recurring capital expenditures that are necessary to maintain the associated real estate.

Associated Estates Realty Corporation
Definitions of Non-GAAP Financial Measures
Earnings Before Interest, Income Taxes, Depreciation and Amortization ("EBITDA")
EBITDA is defined as earnings before interest, income taxes, depreciation and amortization.  We consider EBITDA to be an appropriate supplemental measure of our performance because it eliminates depreciation, income taxes and interest which permits investors to view income from operations unclouded by non-cash depreciation or the cost of debt.  Below is a reconciliation of net (loss) income applicable to common shares to EBITDA.

	Three Months Ended
	March 31,
(In thousands)	2012	2011

Net (loss) income attributable to AERC	$(2,081)	$(3,082)
Interest expense (1)	9,553	7,788
Loss on disposition of properties	40	—
Depreciation and amortization	13,231	13,055
Income taxes	76	90

Total EBITDA	$20,819	$17,851

(1)	The three months ended March 31, 2012, include $1.7 million of prepayment costs and $(279) for refunds on previously defeased loan.
Net Operating Income ("NOI")
NOI is determined by deducting property operating and maintenance expenses, direct property management and service company expense and construction and other services expense from total revenue.  We consider NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio and management and service company at the property and management service company level and is used to assess regional property and management and service company level performance.  NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs.

Associated Estates Realty Corporation
Definitions of Non-GAAP Financial Measures
Property Net Operating Income ("Property NOI")
Property NOI is determined by deducting property operating and maintenance expenses from total property revenue.  We consider Property NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio at the property level and is used to assess regional property level performance.  Property NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs. The following is a reconciliation of Property NOI to total consolidated net (loss) income attributable to AERC.

	Three Months Ended
	March 31,
(In thousands)	2012	2011

Property NOI	$25,487	$21,726
Construction and other services net (loss) income	(70)	(278)
Depreciation and amortization	(13,231)	(12,746)
General and administrative expense	(4,369)	(4,170)
Development costs	(310)	(74)
Costs associated with acquisitions	—	(56)
Interest expense	(9,553)	(7,719)
(Loss) income from continuing operations	(2,046)	(3,317)
(Loss) income from discontinued operations:
Operating Income	—	248
Loss on disposition of properties	(40)	—
(Loss) income from discontinued operation	(40)	248
Net (loss) income	(2,086)	(3,069)
Net loss (income) attributable to noncontrolling interests	5	(13)
Consolidated net (loss) income attributable to AERC	$(2,081)	$(3,082)
Recurring Fixed Asset Additions
We consider recurring fixed asset additions to a property to be capital expenditures made to replace worn out assets so as to maintain the property's value.
Investment/Revenue Enhancing and/or Non-Recurring Fixed Asset Additions
We consider investment/revenue enhancing and/or non-recurring fixed assets to be capital expenditures if such improvements increase the value of the property and/or enable us to increase rents.
Same Community Properties
Same Community properties are conventional multifamily residential apartments which were owned and operational for the entire periods presented.